UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 24, 2017

                        Golden Eagle International, Inc.
                        -------------------------------
                (Name of registrant as specified in its charter)

    Colorado                    0-23726                  84-1116515
   -----------              ---------------              -------------
    State of                Commission File             IRS Employer
  Incorporation                 Number                Identification No.

                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
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                     Address of principal executive offices

                                 (949) 627-8977
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                      Telephone number, including Area code

                                 Not applicable
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           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensation Arrangements of Certain Officers

     On May 24, 2017 Barry Adnams resigned as a director. Mr. Adnams' resignation was not the result of any disagreement with the Company

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of May, 2017.


                                       GOLDEN EAGLE INTERNATIONAL, INC.


                                       By: /s/ Robert W. Ferguson
                                           -----------------------------
                                           Robert W. Ferguson
                                           Chief Executive Officer